                                                                       EXHIBIT 1

                                Preferred Stock

                         LEHMAN BROTHERS HOLDINGS INC.

                             UNDERWRITING AGREEMENT
                             ----------------------


                                                     New York, New York
                                                     Dated the date set forth
                                                     In Schedule I hereto

To the Representative(s)
  named in Schedule I
  hereto, of the Underwriters
  named in Schedule II hereto

Ladies and Gentlemen:

     American Express Travel Related Services Company, Inc., a New York company (the "Selling Stockholder"), proposes to issue and sell to you and the other underwriters named in Schedule II hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), the number of shares identified in Schedule I hereto (the "Firm Stock") of the Company's Cumulative Voting Preferred Stock, $1.00 par value per share (the "Preferred Stock"), of Lehman Brothers Holdings Inc., a Delaware corporation (the "Company"). In addition, the Selling Stockholder proposes to grant to the Underwriters an option to purchase up to an additional number of shares of the Preferred Stock identified in Schedule I hereto on the terms and for the purposes set forth in
Section 3 (the "Option Stock"). The Firm Stock and the Option Stock, if purchased, are hereinafter collectively called the "Stock". If the firm or firms listed in Schedule II hereto include only the firm or firms listed in
Schedule I hereto, then the terms "Underwriters" and "Representatives" shall each be deemed to refer to such firm or firms. This is to confirm the agreement concerning the purchase of the Stock from the Selling Stockholder by the Underwriters named in Schedule II hereto.

     1. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter and the Selling Stockholder that:

          (a) The Company meets the requirements for the use of Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations promulgated thereunder (the "Rules"), and has carefully prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (the file
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                                                                               2

     number of which is set forth in Schedule I hereto), which has become effective, for the registration of the Stock under the Securities Act. The registration statement, as amended at the date of this Agreement, meets the requirements set forth in Rule 415(a)(1)(i) under the Securities Act and complies in all other material respects with such rule. The Company proposes to file with the Commission pursuant to Rule 424 under the Securities Act ("Rule 424") a supplement to the form of prospectus included in the registration statement relating to the offering of the Stock contemplated thereby and the plan of distribution thereof and has previously advised you of all further information (financial and other) with respect to the Company to be set forth therein. The term "Registration Statement" means the registration statement, as amended at the date of this Agreement, including the exhibits thereto, financial statements, and all documents incorporated therein by reference pursuant to
     Item 12 of Form S-3 (the "Incorporated Documents"); such prospectus as then amended, including the Incorporated Documents, is hereinafter referred to as the "Basic Prospectus"; and such supplemented form of prospectus, in the form in which it shall be filed with the Commission pursuant to Rule 424 (including the Basic Prospectus as so supplemented), is hereinafter called the "Final Prospectus". Any preliminary form of the Basic Prospectus which has heretofore been filed pursuant to Rule 424 is hereinafter called the "Interim Prospectus". Any reference herein to the Registration Statement, the Basic Prospectus, any Interim Prospectus or the Final Prospectus shall be deemed to refer to and include the Incorporated Documents which were filed under the Securities Exchange Act of 1934 (the "Exchange Act"), on or before the date of this Agreement or the issue date of the Basic Prospectus, any Interim Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Interim Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any Incorporated Documents under the Exchange Act after the date of this Agreement or the issue date of the Basic Prospectus, any Interim Prospectus or the Final Prospectus, as the case may be, and deemed to be incorporated therein by reference.

          (b) As of the date hereof, when the Final Prospectus is first filed with the Commission pursuant to Rule 424, when, before either Delivery Date (hereinafter defined), any amendment to the Registration Statement becomes effective, when, before either Delivery Date, any Incorporated Document is filed with the Commission, when any supplement to the Final Prospectus is filed with the Commission and at each Delivery Date, the Registration Statement, the Final Prospectus and any such amendment or supplement will comply in all material respects with the applicable requirements of
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     the Securities Act and the Rules, and the Incorporated Documents will comply in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations adopted by the Commission thereunder; on the date it became effective, the Registration Statement did not, and, on the date that any post-effective amendment to the Registration Statement becomes effective, the Registration Statement as amended by such post-effective amendment did not or will not, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; on the date the Final Prospectus is filed with the Commission pursuant to Rule 424 and on each Delivery Date, the Final Prospectus, as it may be amended or supplemented, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and on said dates, the Incorporated Documents will comply in all material respects with the applicable provisions of the Exchange Act and rules and regulations of the Commission thereunder, and, when read together with the Final Prospectus, or the Final Prospectus as it may be then amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading; provided that the foregoing representations and warranties in this paragraph (b) shall not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by or through the Representatives on behalf of any Underwriter or the Selling Stockholder specifically for use in connection with the preparation of the Registration Statement or the Final Prospectus, as they may be amended or supplemented.

          (c) The Basic Prospectus and any Interim Prospectus, as of their respective dates, complied in all material respects with the requirements of the Securities Act and of the Rules and did not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Commission has not issued an order preventing or suspending the use of the Basic Prospectus, any Interim Prospectus or the Final Prospectus.

          (d) The nationally recognized firm of independent public accountants whose report appears in the Company's most recent Annual Report on Form 10-K, which is incorporated by reference in the Final Prospectus, are
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     independent public accountants as required by the Securities Act and the
     Rules.

          (e) In the event that a report of a nationally recognized firm of independent public accountants regarding historical financial information with respect to any entity acquired by the Company is required to be incorporated by reference in the Final Prospectus, such independent public accountants were independent public accountants, as required by the Securities Act and the Rules, during the period of their engagement to examine the financial statements being reported on and at the date of their report.

          (f) The audited consolidated financial statements of the Company in the Final Prospectus and the Registration Statement present fairly on a consolidated basis the financial position, the results of operations, changes in common stock and other stockholder's equity and cash flows of the Company and its subsidiaries, as of the respective dates and for the respective periods indicated, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The unaudited consolidated financial statements of the Company, if any, included in the Final Prospectus and the Registration Statement and the related notes are true, complete and correct, subject to normally recurring changes resulting from year-end audit adjustments, and have been prepared in accordance with the instructions to Form 10-Q.

          (g) Except as described in or contemplated by the Registration Statement and the Final Prospectus, there has not been any material adverse change in or any adverse development which materially affects the business, properties, financial condition or results of the Company or the Company and its subsidiaries taken as whole, from the dates as of which information is given in the Registration Statement and Final Prospectus.

          (h) The Stock conforms to the description thereof contained in the Final Prospectus, has been duly and validly authorized and is validly issued, fully paid and non-assessable.

          (i) The Company does not have any subsidiaries having business or properties that are material to the business and properties of the Company and its subsidiaries taken as a whole with the exception of Lehman Brothers Inc. ("Lehman") and the possible exception of Lehman Commercial Paper Inc. (the "Named Subsidiaries"). Neither the Company nor any of the Named Subsidiaries is in violation of its corporate charter or by-laws or in default under any agreement, indenture or instrument, the effect of which violation or default would be material to the Company and its subsidiaries taken as a whole. The execution, delivery and
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     performance of this Agreement will not constitute a breach of, result in the creation or imposition of any material lien, charge or encumbrance upon any of the assets of the Company or any of its subsidiaries pursuant to the terms of, or constitute a default under, any material agreement, indenture or instrument, or result in a violation of the corporate charter or by-laws of the Company or any of its subsidiaries or any order, rule or regulation of any court or governmental agency having jurisdiction over the Company, any of the Named Subsidiaries or their property. Except as set forth in the Final Prospectus or as required by the Securities Act, the Exchange Act and applicable state securities laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance of this Agreement.

          (j) The Company and each of the Named Subsidiaries have been duly organized, are validly existing and in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and in good standing as foreign corporations and are fully registered as a broker-dealer, broker, dealer or investment advisor, as the case may be, in each jurisdiction in which their respective ownership of property or the conduct of their respective businesses requires such qualification or registration and in which the failure to qualify or register would be reasonably likely, individually or in the aggregate, to have a material adverse effect on the business, condition or properties of the Company and its subsidiaries taken as a whole. Each of the Company and its Named Subsidiaries holds all material licenses, permits, and certificates from governmental authorities necessary for the conduct of its business and owns, or possesses adequate rights to use, all material rights necessary for the conduct of such business and has not received any notice of conflict with the asserted rights of others in respect thereof; and each of the Company and its Named Subsidiaries has the corporate power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged. Except as may be disclosed in the Registration Statement and the Final Prospectus, all outstanding shares of capital stock of the Named Subsidiaries are owned by the Company, directly or indirectly through subsidiaries, free and clear of any lien, pledge and encumbrance or any claim of any third party and are duly authorized, validly issued and outstanding, fully paid and non-assessable.

          (k) Except as described in the Registration Statement and the Final Prospectus, there is no material litigation or governmental proceeding pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries which might reasonably be expected to result in any material adverse change in the business, properties,
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     financial condition or results of operations of the Company and its subsidiaries taken as a whole or which is required to be disclosed in the Registration Statement and the Final Prospectus.

          (l) The certificates delivered pursuant to paragraph (g) of Section 8 hereof and all other documents delivered by the Company or its representatives in connection with the issuance and sale of the Stock were on the dates on which they were delivered, or will be on the dates on which they are to be delivered, in all material respects true and complete.

          2. Representations and Warranties of the Selling Stockholder. The Selling Stockholder represents and warrants to each Underwriter and the Company that:

          (a) The Selling Stockholder has, and immediately prior to each Delivery Date (as defined in Section 4 hereof) the Selling Stockholder will have, good and valid title to the shares of Stock to be sold by the Selling Stockholder hereunder on such date, free and clear of all liens, encumbrances, equities or claims (other than the interest of the Underwriters referred to in Section 7(b)); and upon delivery of such shares and payment therefor pursuant hereto, good and valid title to such shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters.

          (b) The Selling Stockholder has full right, power and authority to enter into this Agreement. The Selling Stockholder is not in violation of its corporate charter or by-laws or in default under any agreement, indenture or instrument, the effect of which violation or default would be material to the Selling Stockholder. The execution, delivery and performance of this Agreement will not constitute a breach of, result in the creation or imposition of any material lien, charge or encumbrance upon any of the assets of the Selling Stockholder pursuant to the terms of, or constitute a default under, any material agreement, indenture or instrument, or result in a violation of the corporate charter or by-laws of the Selling Stockholder or any order, rule or regulation of any court or governmental agency having jurisdiction over the Selling Stockholder or its property. Except as set forth in the Final Prospectus or as required by the Securities Act, the Exchange Act and applicable state securities laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance by the Selling Stockholder of this Agreement.

          (c) To the extent, but only to the extent, that any statements or omissions made in the Registration Statement,
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     any post-effective amendment thereto, the Final Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by the Selling Stockholder specifically for use therein, on the date it became effective, the Registration Statement did not, and, on the date that any post-effective amendment to the Registration Statement becomes effective, the Registration Statement as amended by such post-effective amendment did not or will not, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; on the date the Final Prospectus is filed with the Commission pursuant to Rule 424 and on each Delivery Date, the Final Prospectus, as it may be amended or supplemented, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

          (d) To the extent, but only to the extent, that any statements or omissions made in the Basic Prospectus or any Interim Prospectus are made in reliance upon and conformity with written information furnished to the Company by the Selling Stockholders specifically for use therein, the Basic Prospectus and any Interim Prospectus, as of their respective dates, did not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (e) The Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the shares of the Stock.

          3. Sale and Purchase of the Stock. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein stated, the Selling Stockholder agrees to sell to each Underwriter, and each Underwriter agrees to purchase from the Selling Stockholder, the number of shares of Firm Stock set forth opposite the name of such Underwriter in Schedule II hereto. The obligations of the Underwriters under this Agreement are several and not joint.

          In addition, the Selling Stockholder grants to the Underwriters an option to purchase up to an additional number of shares of Option Stock indicated in Schedule I hereto. Such option is granted solely for the purpose of covering over-allotments in the sale of Firm Stock and is exercisable as provided in Section 4 hereof. Shares of Option Stock shall be purchased severally for the account of the Underwriters in
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proportion to the number of shares of Firm Stock set forth opposite the name of such Underwriters in Schedule II hereto. The respective purchase obligations of each Underwriter with respect to the Option Stock shall be adjusted by the Representatives so that no Underwriter shall be obligated to purchase Option Stock other than in 100 share amounts. The price of both the Firm Stock and any Option Stock shall be the price per share indicated in Schedule I hereto.

          4. Delivery and Payment. Delivery by the Selling Stockholder of the Firm Stock to the Representatives for the respective accounts of the several Underwriters and payment by the Underwriters therefor by certified or official bank check or checks payable in, or by wire transfer of, immediately available funds to or upon the order of the Selling Stockholder shall take place at the office, on the date and at the time specified in Schedule I hereto, which date and time may be postponed by agreement between the Representatives, the Company and the Selling Stockholder or as provided in Section 12 hereof (such date and time of delivery and payment for the Firm Stock being herein called the "First Delivery Date").

          The Firm Stock will be registered in such names and in such authorized denominations as the Representatives may request no less than two full business days in advance of the First Delivery Date. The Selling Stockholder and the Company agree to have the Firm Stock available for inspection, checking and packaging by the Representatives at such place as is designated by the Representatives, not later than 1:00 p.m., New York City time, on the business day prior to the First Delivery Date.

          At any time on or before the thirtieth day after the First Delivery Date, the option granted in Section 3 may be exercised by written notice being given to the Selling Stockholder by the Representatives. Such notice shall set forth the aggregate number of shares of Option Stock as to which the option is being exercised, the names in which the shares of Option Stock are to be registered, the denominations in which the shares of Option Stock are to be issued and the date and time, as determined by the Representatives, when the shares of Option Stock are to be delivered; provided, however, that this date and time shall not be earlier than the First Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the third business day after the date on which the option shall have been exercised. The date and time the shares of Option Stock are delivered are sometimes referred to as the "Second Delivery Date" and the First Delivery Date and the Second Delivery Date are sometimes referred to as a "Delivery Date".

          Delivery by the Selling Stockholder of the Option Stock to the Representatives for the respective accounts of the several Underwriters and payment by the Underwriters therefor by certified or official bank check or checks payable in, or by wire
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transfer of, New York Clearing House (next-day) funds to or upon the order of the Selling Stockholder shall take place at the office and at the time specified in Schedule I hereto, on the Second Delivery Date, which date and time may be postponed by agreement between the Representatives, the Company and the Selling Stockholder or as provided in Section 12 hereof.

          The Option Stock will be registered in such names and in such authorized denominations as the Representatives may request in the aforesaid written notice. The Selling Stockholder and the Company agree to have the Option Stock available for inspection, checking and packaging by the Representatives at such place as is designated by the Representatives, not later than 1:00 p.m., New York City time, on the business day prior to the Second Delivery Date.

          5. Offering by Underwriters. The Company hereby confirms that the Underwriters and dealers have been authorized to distribute or cause to be distributed any Interim Prospectus and are authorized to distribute the Final Prospectus (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Underwriters). The Representatives agree that, as soon as the Representatives believe the offering of the Stock has been terminated, the Representatives will so advise the Company.

          6. Agreements of the Company. The Company agrees with the several Underwriters and the Selling Stockholder that:

          (a) The Company will cause the Final Prospectus to be filed with the Commission pursuant to Rule 424 not later than 10:00 a.m., New York City time, on the business day following the date of this Agreement and will promptly advise the Representatives and the Selling Stockholder (A) when the Final Prospectus shall have been filed with the Commission pursuant to Rule 424, (B) when any amendment to the Registration Statement relating to the Stock shall have become effective, (C) of any request by the Commission for any amendment of the Registration Statement, the Final Prospectus, the Basic Prospectus or any Interim Prospectus, or for any additional information, (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceedings for that purpose and (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. After the date of this Agreement and prior to the termination of the offering of the Stock, the Company will not file any amendment of the Registration Statement or amendment or supplement to the Final Prospectus (except an amendment or supplement to the Final Prospectus that is deemed to be incorporated by reference in the Final
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     Prospectus pursuant to Item 12 of Form S-3) without the consent of the
     Selling Stockholder and the Representatives and will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof. Prior to receipt of the advice to be given by the Selling Stockholder and the Representatives pursuant to
     Section 5, the Company will not file any document that would be deemed to be incorporated by reference in the Final Prospectus pursuant to Item 12 of Form S-3 without delivering to the Selling Stockholder and the Representatives a copy of the document proposed to be so filed, such delivery to be made at least twenty-four hours prior to such filing, and the Company will consult with the Selling Stockholder and the Representatives as to any comments which the Selling Stockholder and the Representatives make in a timely manner with respect to the document so delivered.

          (b) Subject to the last sentence of the immediately preceding paragraph, if, at any time when a prospectus relating to the Stock is required to be delivered under the Securities Act, any event occurs as a result of which the Final Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary at any time to amend or supplement the Final Prospectus to comply with the Securities Act or the Rules, the Company promptly will prepare and file with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance and will use its best efforts to cause any amendment of the Registration Statement containing an amended Final Prospectus to be made effective as soon as possible.

          (c) The Company will deliver to the Representatives and the Selling Stockholder, without charge, (i) signed copies of the Registration Statement relating to the Stock and of any amendments thereto (including all exhibits filed with, or incorporated by reference in, any such document) and (ii) as many conformed copies of the Registration Statement and of any amendments thereto which shall become effective on or before the First Delivery Date (excluding exhibits) as the Representatives or the Selling Stockholder may reasonably request.

          (d) During such period as a prospectus is required by law to be delivered by an Underwriter or dealer, the Company will deliver, without charge to the Representatives and to Underwriters and dealers, at such office or offices as the Representatives may designate, as many copies of the Basic
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     Prospectus, any Interim Prospectus and the Final Prospectus as the
     Representatives may reasonably request.

          (e) The Company will make generally available to its security holders and to the Representatives as soon as practicable an earnings statement (which need not be audited) of the Company and its subsidiaries, covering a period of at least 12 months beginning after the date the Final Prospectus is filed with the Commission pursuant to Rule 424, which will satisfy the provisions of Section 11(a) of the Securities Act.

          (f) The Company will furnish such information, execute such instruments and take such actions as may be required to qualify the Stock for offering and sale under the laws of such jurisdictions as the Selling Stockholder and the Representatives may designate and will maintain such qualifications in effect so long as required for the distribution of the Stock; provided, however, that the Company shall not be required to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject.

          (g) So long as any Stock is outstanding, the Company will furnish or cause to be furnished to the Representatives copies of all annual reports, quarterly reports and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, respectively, or such other similar forms as may be designated by the Commission.

          (h) If the Company has applied for the listing of the Stock on the New York Stock Exchange Inc. (the "NYSE"), it will use its best efforts to cause such listing to be approved as soon as possible.

          (i) For a period of 30 days from the date of this Agreement, without the prior consent of the Representatives, the Company will not offer, sell, contract to sell or otherwise dispose of any shares of preferred stock, or sell or grant options, rights or warrants with respect to any shares of preferred stock covered by the Registration Statement or any other registration statement filed under the Securities Act.

          (j) The Company will use its best efforts to do and perform all things to be done and performed hereunder prior to each Delivery Date and to satisfy all conditions precedent to the delivery of the Stock to be purchased hereunder.
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          7.  Agreements of the Selling Stockholder.  The Selling Stockholder
agrees with the several Underwriters and the Company that:

          (a) For a period of 30 days from the date of this Agreement, without the prior consent of the Representatives, the Selling Stockholder will not offer, sell, contract to sell or otherwise dispose of any shares of the Preferred Stock (other than pursuant hereto), or sell or grant options, rights or warrants with respect to any shares of the Preferred Stock.

          (b) The Stock to be sold by the Selling Stockholder hereunder is subject to the interest of the Underwriters and the obligations of the Selling Stockholder hereunder shall not be terminated by any act of the Selling Stockholder, by operation of law or the occurrence of any other event not contemplated by this Agreement.

          (c) To deliver to the Representatives prior to the First Delivery Date a properly completed and executed United States Treasury Department Form W-9 (or any successor form).

          8. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Stock shall be subject to the accuracy in all material respects of the representations and warranties on the part of the Company and the Selling Stockholder contained herein as of the date hereof and each Delivery Date, to the accuracy of any material statements made in any certificates, opinions, affidavits, written statements or letters furnished to the Representatives or to Simpson Thacher & Bartlett ("Underwriters' Counsel") pursuant to this Section 8, to the performance by the Company and the Selling Stockholder of its respective obligations hereunder and to the following additional conditions:

          (a) The Final Prospectus shall have been filed with the Commission pursuant to Rule 424 not later than 10:00 a.m., New York City time, on the business day following the date of this Agreement or such later date and time as shall be consented to in writing by the Representatives.

          (b) No order suspending the effectiveness of the Registration Statement, as amended from time to time, shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Final Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Representatives.

          (c) Since the respective dates as of which information is given in the Registration Statement and the Final Prospectus, there shall not have been any change or decrease specified in the letter or letters referred to in paragraphs (i) or (j) of this Section 8 which, in the judgment of the Representatives, makes it impracticable or inadvisable to proceed with the offering and delivery of the Stock as contemplated by the Registration Statement and the Final Prospectus.

          (d) The Company shall have furnished to the Representatives the opinion of a Deputy General Counsel or the Chief Legal Officer for the Company, dated the day of each Delivery Date to the effect that:

               (i) The Company has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its incorporation with all requisite corporate power and authority to own and operate its properties and to conduct its business as described in the Final Prospectus.

              (ii) The Stock conforms in all material respects to the descriptions thereof contained in the Final Prospectus.

             (iii) The Company has an authorized capitalization as set forth in the Final Prospectus, and all of the issued shares of capital stock of the Company (including the shares of Stock being delivered on such Delivery Date) have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus;

              (iv) There are no restrictions upon the voting or transfer of, any shares of the Stock pursuant to the Company's charter or by-laws or any agreement or other instrument known to such counsel;

               (v) No consent, approval, authorization or order of any court or governmental agency or body is required to be obtained by the Company for the consummation of the transactions contemplated in this Agreement, except for such consents, approvals, authorizations or orders as have been obtained under the Securities Act and such as may be required under the Exchange Act and the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Stock by the Underwriters.

              (vi) Such counsel does not know of any contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Securities Act or by the Rules which have not been filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules.

             (vii) To the best of such counsel's knowledge, neither the Company nor any of its Named Subsidiaries is in violation of its corporate charter or by-laws, or in default under any material agreement, indenture or instrument known to such counsel, the effect of which violation or default would be material to the Company and its subsidiaries taken as a whole.

            (viii) This Agreement has been duly authorized, executed and delivered by the Company; the execution, delivery and performance of this Agreement by the Company will not constitute a breach of, or result in the creation or imposition of any material lien, charge or encumbrance upon any of the assets of the Company or any of its Named Subsidiaries pursuant to the terms of, or constitute a default under, any material agreement, indenture or instrument known to such counsel and to which the Company or any of its Named Subsidiaries is a party or is bound, or result in a violation of the corporate charter or by-laws of the Company or any of its Named Subsidiaries or any order, rule or regulation known to such counsel of any court or governmental agency having jurisdiction over the Company, any of its Named Subsidiaries or any of their respective properties, the effect of which would be material to the Company and its subsidiaries taken as a whole.

              (ix) The Registration Statement has become effective under the Securities Act, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission.

               (x) The Registration Statement, the Final Prospectus and each amendment thereof or supplement thereto (except that no opinion need be expressed as to the financial statements or other financial or statistical data included or incorporated by reference therein) comply as to form in all material respects with the requirements of the Securities Act and the Rules.

              (xi) If the Stock is to be listed on the NYSE, authorization therefor has been given, subject to official notice of issuance and evidence of satisfactory distribution, or the Company has filed a preliminary listing application and all required supporting documents with respect to the Stock with the NYSE, and such counsel has no reason to believe that the Stock will not be authorized for listing, subject to official notice of issuance and evidence of satisfactory distribution.

             (xii) Each of the Named Subsidiaries is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its incorporation with all requisite corporate power and authority to own and operate its properties and to conduct its business as described in the Final Prospectus. Each of the Company and its Named Subsidiaries is duly qualified to do business as a foreign corporation, is in good standing and is duly registered as a broker-dealer, broker, dealer or investment advisor, as the case may be, in each jurisdiction in which the nature of the business conducted by it or in which the ownership or holding by lease of the properties owned or held by it require such qualification or registration and where the failure to so qualify or register would have a material adverse effect on the Company and its subsidiaries taken as a whole.

            (xiii) All the outstanding shares of capital stock of each of the Company's Named Subsidiaries have been duly and validly authorized and issued and are fully paid and non-assessable and, except for directors' qualifying shares, are owned by the Company or a subsidiary of the Company free and clear of any claims, liens, encumbrances and security interests.

             (xiv) Such counsel does not know of any litigation or any governmental proceeding pending or threatened against the Company or any of its subsidiaries which would affect the subject matter of this Agreement or is required to be disclosed in the Final Prospectus which is not disclosed and correctly summarized therein.

          Such opinion shall also contain a statement that although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Final Prospectus (except as to those matters stated in paragraph (ii) of such opinion), such counsel has no reason to believe that (i) the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or (ii) the Final Prospectus contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that no opinion need be expressed as to the financial statements or other financial or statistical data included or incorporated by reference therein).

          In rendering such opinion, such counsel may rely upon opinions of local counsel satisfactory to the Representatives for matters not governed by New York law and may rely as to matters of fact, to the extent such counsel deems proper, upon certificates or affidavits of officers of the Company and public officials.

          (e) Louise M. Parent, Esq. or other counsel reasonably acceptable to the Representatives, shall have furnished to the Representatives her written opinion, as counsel to the Selling Stockholder, addressed to the Underwriters and dated the day of such Delivery Date, in form and substance satisfactory to the Representatives, to the effect that:

               (i) This Agreement has been duly authorized, executed and delivered by the Selling Stockholder; the Selling Stockholder is the sole and registered owner of the Stock; the Selling Stockholder has full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Stock pursuant to this Agreement; the execution, delivery and performance of this Agreement by the Selling Stockholder will not constitute a breach of, or result in the creation or imposition of any material lien, charge or encumbrance upon any of the assets of the Selling Stockholder pursuant to the terms of, or constitute a default under, any material agreement, indenture or instrument known to such counsel and to which the Selling Stockholder is a party or is bound, or result in a violation of the corporate charter or by-laws of the Selling Stockholder or any order, rule or regulation known to such counsel of any court or governmental agency having jurisdiction over the Selling Stockholder or any of its respective properties, the effect of any of which would be material to the Selling Stockholder.

               (ii) No consent, approval, authorization or order of any court or governmental agency or body is required to be obtained by the Selling Stockholder for the consummation of the transactions contemplated in this Agreement, except for such registrations, consents, approvals, authorizations or orders as have been obtained under the Securities Act and such as may be required under the Exchange Act and the blue sky or securities laws of any applicable jurisdiction in connection with the purchase and distribution of the Stock by the Underwriters.

               (iii) Upon payment for, and delivery of, the shares of Stock to be sold by the Selling Stockholder under this Agreement in accordance with the terms hereof, the Underwriters will acquire all of the rights of the Selling Stockholder in such shares and will also acquire the interest of the Selling Stockholder in such shares free of any adverse claim (within the meaning of the Uniform Commercial Code as in effect in the State of New York).

          Such opinion shall also contain a statement that although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Final Prospectus, such counsel has no reason to believe that (i) the Registration Statement, as of its effective date, contained any untrue statement of a material fact with respect to the Selling Stockholder or omitted to state a material fact with respect to the Selling Stockholder required to be stated therein or necessary in order to make the statements therein with respect to the Selling Stockholder not misleading or (ii) the Final Prospectus contains any untrue statement of a material fact with respect to the Selling Stockholder or omits to state a material fact with respect to the Selling Stockholder necessary in order to make the statements therein with respect to the Selling Stockholder, in the light of the circumstances under which they were made, not misleading.

          In rendering such opinion, such counsel may (i) state that her opinion is limited to matters governed by the federal law of the United States and the laws of the State of New York, (ii) rely as to matters of fact, to the extent such counsel deems proper, upon certificates or affidavits of officers of the Selling Stockholder and public officials and (iii) with respect to the opinion set forth in paragraph (iii) above, assume that the Underwriters will purchase the Stock for value in good faith and without notice of any adverse claim within the meaning of Section 8-302 of the Uniform Commercial Code as in effect in the State of New York.

          (f) The Representatives shall have received from Underwriters' Counsel such opinion or opinions, dated the day of such Delivery Date, with respect to the issuance and sale of the Stock, the Registration Statement, the Final Prospectus and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (g) The Company shall have furnished to the Representatives a certificate of its Chief Executive Officer, its President or any Managing Director or Executive

     Vice President or Vice President and its Chief Financial Officer or its Treasurer, dated the day of each Delivery Date, to the effect that, to the best of their knowledge after due inquiry:

               (i) The representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of such Delivery Date with the same effect as if made on such Delivery Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Delivery Date.

               (ii) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened.

               (iii) (x) The Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (y) the Final Prospectus does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (z) since the effective date of the Registration Statement there has not occurred any event required to be set forth in an amended or supplemented prospectus which has not been so set forth.

          (h) The Selling Stockholder shall have furnished to the Representatives a certificate of its President or any Vice President, dated the day of each Delivery Date, to the effect that, to the best of his knowledge after due inquiry: (i) the representations and warranties of the Selling Stockholder in this Agreement are true and correct in all material respects on and as of such Delivery Date with the same effect as if made on such Delivery Date, (ii) the Selling Stockholder has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Delivery Date and (iii) (x) the Registration Statement does not contain any untrue statement of a material fact with respect to the Selling Stockholder or omit to state any material fact with respect to the Selling Stockholder required to be stated therein or necessary to make the statements therein with respect to the Selling Stockholder not misleading, (y) the Final Prospectus does not contain any untrue statement of a material fact with respect to the Selling Stockholder or omit to state a material fact with respect to the Selling Stockholder required to be stated therein or necessary in order to make the statements therein with respect to the Selling Stockholder, in the light of the circumstances under which they were made, not misleading and (z) since the effective date of the Registration Statement there has not occurred any event with respect to the Selling Shareholder required to be set forth in an amended or supplemented prospectus which has not been so set forth.

          (i) At the time this Agreement is executed, a nationally recognized firm of independent public accountants shall have furnished to the Representatives a letter, dated the date of this Agreement, in form and substance satisfactory to the Representatives, confirming that they are independent auditors with respect to the Company within the meaning of the Securities Act and the Rules and stating in effect that:

               (i) In their opinion, the consolidated financial statements of the Company and its subsidiaries, and the supporting schedules, included in the Registration Statement and the Final Prospectus and audited by them comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the related published rules and regulations thereunder.

               (ii) On the basis of a reading of the unaudited consolidated financial statements of the Company and its subsidiaries, if any, included in the Registration Statement and the Final Prospectus, carrying out certain specified procedures (but not an audit in accordance with generally accepted auditing standards), a reading of the minutes of the meetings of the directors of the Company and Lehman and inquiries of certain officials of the Company and its subsidiaries who have responsibility for financial and accounting matters of the Company and its subsidiaries, as to transactions and events subsequent to the date of the most recent audited consolidated financial statements included in the Registration Statement and the Final Prospectus, nothing came to their attention that caused them to believe that any material modifications should be made to the unaudited consolidated financial statements of the Company and its subsidiaries, if any, included in the Registration Statement and the Final Prospectus for them to be in conformity with generally accepted accounting principles; and such financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published rules and regulations.

               (iii) If pro forma financial statements are included in the Registration Statement or the Final Prospectus, (x) they have read such pro forma financial statements, (y) they have made inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company as to the basis for their determination of the pro forma adjustments and whether such pro forma financial statements comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X and (z) they have proved the arithmetic accuracy of the application of the pro forma adjustments to historical amounts; and as a result thereof, nothing came to their attention that caused them to believe that such pro forma financial statements do not so comply with Rule 11-02 of Regulation S-X and that such pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements.

               (iv) They have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is expressed in dollars, or percentages derived from dollar amounts, and has been obtained from the general accounting records of the Company) set forth in the Registration Statement, as amended, and the Final Prospectus, as amended or supplemented, and in Exhibit 12 to the Registration Statement, including specified information, if any, included or incorporated from the Company's Annual Report on Form 10-K incorporated therein or specified information, if any, included or incorporated from any of the Company's Quarterly Reports on Form 10-Q or its Current Reports on Form 8-K incorporated therein, agrees with the accounting records of the Company and its subsidiaries or computations made therefrom, excluding any questions of legal interpretation.

          The letter required by this paragraph (i) may refer to a prior letter of such nationally recognized firm of independent public accountants, addressed to the Company, covering the above items (a "Prior Letter"). For the purposes of the letter required by this paragraph (i), such nationally recognized firm of independent public accountants need not perform any procedures subsequent to the date of the Prior Letter.

          (j) At each Delivery Date, the nationally recognized firm of independent public accountants referred to in paragraph (i) of this Section 8 shall have furnished to the Representatives a letter, dated the day of such Delivery Date, in form and substance satisfactory to the Representatives, which reconfirms the matters set forth in their letter delivered pursuant to paragraph (i) of this Section 8 and states in effect that:

               (i) In their opinion, any consolidated financial statements of the Company and its subsidiaries, and the supporting schedules, included in the Registration Statement and the Final Prospectus and audited by them and not covered by their letter delivered pursuant to paragraph (i) of this Section 8 comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the related published rules and regulations thereunder.

               (ii) On the basis of a reading of the unaudited consolidated financial statements of the Company and its subsidiaries, if any, included in the Registration Statement and the Final Prospectus and of the latest unaudited consolidated financial statements made available by the Company and Lehman, carrying out certain specified procedures (but not an audit in accordance with generally accepted auditing standards), a reading of the minutes of the meetings of the directors of the Company, and inquiries of certain officials of the Company and its subsidiaries, who have responsibility for financial and accounting matters of the Company and its subsidiaries, as to transactions and events subsequent to the date of the most recent audited consolidated financial statements included in the Registration Statement and the Final Prospectus, nothing came to their attention that caused them to believe that:

                    (A) any material modifications should be made to the unaudited consolidated financial statements of the Company and its subsidiaries, if any, included in the Registration Statement and the Final Prospectus and not covered by their letter delivered pursuant to paragraph (i) of this Section 8, for them to be in conformity with generally accepted accounting principles; and such financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the published instructions, rules and regulations thereunder.

                    (B) the unaudited capsule information of the Company and its subsidiaries, if any, included in the Registration Statement and the Final Prospectus does not agree with the amounts set forth in the unaudited consolidated financial statements of the Company from which it was derived or was not determined on a basis substantially consistent with that of the corresponding financial information in the latest audited financial statements of the Company included in the Registration Statement and the Final Prospectus.

                    (C)(I) as of the latest date as of which the Company and its subsidiaries have monthly financial statements, there was any decrease in the capital stock or additional paid-in capital, or increase in long-term indebtedness of the Company and its subsidiaries, or any increase in the accumulated deficit, as compared with the amounts shown in the most recent consolidated statement of financial condition of the Company and its subsidiaries included in the Registration Statement and the Final Prospectus, (II) with respect to the period subsequent to the date of the most recent financial statements included in the Registration Statement and the Final Prospectus and extending through the latest date as of which the Company and its subsidiaries have monthly financial statements, there was a consolidated net loss or (III) with respect to the amounts of net capital or excess net capital of Lehman determined pursuant to Commission Rule 15c3-1 and shown in the most recent financial statement of Lehman filed pursuant to Commission Rule 17a-5, there has been any decrease in such amounts as compared with the amounts shown in the most recent consolidated financial statements included in the Registration Statement and the Final Prospectus;

                    (D) as of a specified date not more than five business days prior to the date of the letter, (I) there was any decrease in the capital stock or additional paid-in capital, or increase in long-term indebtedness of the Company and its subsidiaries as compared with the amounts shown in the most recent consolidated statement of financial condition of the Company and its subsidiaries included in the Registration Statement and the Final Prospectus or (II) there was any decrease in the estimated amounts of net capital or excess net capital of Lehman determined pursuant to Commission Rule 15c3-1, as compared with the amounts shown on the most recent financial statement of Lehman filed pursuant to Commission Rule 17a-5, such that Lehman did not satisfy the requirements of Section 5 of Schedule E to Article III of the By-Laws of the National Association of Securities Dealers, Inc., which permit releases of proceeds from escrow;

          except in all instances for increases or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof, unless said explanation is not deemed necessary by the Representatives.

               (iii) If pro forma financial statements are included in the Registration Statement or the Final Prospectus and are not covered by their letter delivered pursuant to paragraph (i) of this Section 8,
          (x) they have read such pro forma financial statements, (y) they have made inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company as to the basis for their determination of the pro forma adjustments and whether such pro forma financial statements comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X and (z) they have proved the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts; and as a result thereof, nothing came to their attention that caused them to believe that such pro forma financial statements do not so comply with Rule 11-02 of Regulation S-X and that such pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements.

               (iv) To the extent not covered by their letter delivered pursuant to paragraph (i) of this Section 8, they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is expressed in dollars, or percentages derived from dollar amounts, and has been obtained from the general accounting records of the Company) set forth in the Registration Statement, as amended, and the Final Prospectus, as amended or supplemented, and in Exhibit 12 to the Registration Statement, including specified information, if any, included or incorporated from the Company's Annual Report on Form 10-K incorporated therein or specified information, if any, included or incorporated from any of the Company's Quarterly Reports on Form 10-Q or its Current Reports on Form 8-K incorporated therein, agrees with the accounting records of the Company and its subsidiaries or computations made therefrom, excluding any questions of legal interpretation.

          (k) So long as historical financial information with respect to any entity acquired by the Company is required to be included in the Registration Statement or the Final Prospectus, at each Delivery Date, a nationally recognized firm of independent public accountants shall have furnished to the Representatives a letter, dated the day of such Delivery Date, in form and substance satisfactory to the Representatives, confirming that they are, or were as of a stated time, independent public accountants within the meaning of the Securities Act and the Rules and stating in effect that:

               (i) in their opinion the audited consolidated financial statements of such entity acquired by the Company, and the supporting schedules, included in the Registration Statement and Final Prospectus and examined by them, comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published rules and regulations of the Commission thereunder; and

               (ii) they have performed certain other specified procedures as a result of which they determined that certain historical financial information relating to such entity acquired by the Company as required to be reported pursuant to rules and regulations promulgated under the Exchange Act agree with the accounting records of such entity acquired by the Company or computations made therefrom, excluding any questions of legal interpretation.

          (l) Subsequent to the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock.

          (m) Prior to each Delivery Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives or Underwriters' Counsel may reasonably request.

          If any of the conditions specified in this Section 8 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates or opinions furnished to the Representatives or Underwriters' Counsel pursuant to this Section 8 shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and to Underwriters' Counsel, this Agreement and all obligations of the Underwriters hereunder may be cancelled at, or at any time prior to, each Delivery Date by the Representatives. Notice of such cancellation shall be given to the Company and the Selling Stockholder in writing.

          9. Conditions to the Obligations of the Selling Stockholder. The obligations of the Selling Stockholder to sell the Stock shall be subject to the accuracy in all material respects of the representations and warranties on the part of the Company contained herein as of the date hereof and each Delivery Date, to the accuracy of any material statements made in any certificates, opinions, affidavits, written statements or letters furnished to the Selling Stockholder pursuant to this Section 9, to the performance by the Company of its respective obligations hereunder, to the conditions set forth in Sections 8(a),
(b), (c) and (l) and to the following additional conditions:

          (a) The Company shall have furnished to the Selling Stockholder an opinion of the same tenor as the opinion delivered to the Representatives pursuant to Section 8(d).

          (b) The Company shall have furnished to the Selling Stockholder a certificate of the same tenor as the certificate delivered to the Representatives pursuant to Section 8(g).

          (c) At the time this Agreement is executed and at each Delivery Date, a nationally recognized firm of independent public accountants shall have furnished to the Selling Stockholder letters of the same tenor as the letters delivered to the Representatives pursuant to Sections 8(i), (j) and
     (k), as applicable (provided, that the Selling Stockholder shall have furnished to such accountants such certificates and opinions as such accountants may request in connection with their delivery of such letter).

          If any of the conditions specified in this Section 9 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates or opinions furnished to the Selling Stockholder pursuant to this
Section 9 shall not be in all material respects reasonably satisfactory in form and substance to the Selling Stockholder and to counsel for the Selling Stockholder, this Agreement and all obligations of the Selling Stockholder hereunder may be cancelled at, or at any time prior to, each Delivery Date by the Selling Stockholder. Notice of such cancellation shall be given to the Company and the Representatives in writing.

          10. Expenses. (a) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company and the Selling Stockholder will pay (in such proportion as shall be agreed between them) all costs and expenses incident to the performance of the respective obligations of the Company and the Selling Stockholder hereunder, including, without limiting the generality of the foregoing, all costs, taxes and expenses incident to the issuance, sale and delivery of the Stock to the Underwriters, all fees and expenses of the Company's counsel and accountants, all fees and expenses of the Selling Stockholder's Counsel, all costs and expenses incident to the preparing, printing and filing of the Registration Statement (including all exhibits thereto), any Interim Prospectus, the Basic Prospectus, the Final Prospectus and any amendments thereof or supplements thereto, and the rating of the Stock by one or more rating agencies, all costs and expenses (including fees of Underwriters' Counsel and their disbursements) incurred in connection with blue sky qualifications, advising on the legality of the Stock for investment, the filing requirements, if any, of the National Association of Securities Dealers, Inc. in connection with its review of corporate financings, the fee for listing the Stock on the NYSE and all costs and expenses of the printing and distribution of all documents in connection with such offering. Except as provided in this Section 10, neither the Company nor the Selling Stockholder will have any responsibility to the Underwriters for the Underwriters' own costs and expenses, including the fees of Underwriters' Counsel and any advertising expenses in connection with any offer the Underwriters may make.

          (b) If the sale of the Stock provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in
Section 8 hereof is not satisfied or because of any refusal, inability or failure on the part of the Company or the Selling Stockholder to perform any agreement herein or comply with any provision hereof, the Company or the Selling Stockholder, as the case may be, will, subject to demand by the Representatives, reimburse the Underwriters for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Stock.

          11. Indemnification. (a) The Company shall indemnify and hold harmless each Underwriter, its directors, officers and employees, each person, if any, who controls any Underwriter within the meaning of the Securities Act, the Selling Stockholder, its directors, officers and employees and each person, if any, who controls the Selling Stockholder within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which any such indemnified party may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, including any amount paid in settlement of any litigation commenced or threatened, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Registration Statement, as originally filed or in any amendment thereof, or in any Interim Prospectus, the Basic Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or (B) in any blue sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company) specifically for the purpose of qualifying any or all of the Stock under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application"), (ii) the omission or alleged omission to state in the Registration Statement, as originally filed or in any amendment thereof, or in any Interim Prospectus, the Basic Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading or
(iii) any violation or alleged violation by the Company of the Securities Act, any blue sky laws, securities laws or other applicable laws of any state or country in which the Stock is offered and relating to action or inaction required of the Company in connection with such offering, and shall reimburse each indemnified party promptly upon demand for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, as originally filed or in any amendment thereof, or in any Interim Prospectus, the Basic Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto in reliance upon and in conformity with the written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein and described in Section 10(f) or written information furnished to the Company by the Selling Stockholder specifically for inclusion therein and described in Section 10(g); and provided, further, that as to the Basic Prospectus or any Interim Prospectus this Section 11(a) shall not inure to the benefit of any Underwriter, its directors, officers or employees or any person controlling that Underwriter on account of any loss, claim, damage, liability or action arising from the sale of Stock to any person by that Underwriter if that Underwriter failed to send or give a copy of the Final Prospectus, as the same may be amended or supplemented, to that person within the time required by the Securities Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in the Basic Prospectus or any Interim Prospectus, as the case may be, was corrected in the Final Prospectus, unless such failure resulted from non-compliance by the Company with Section 6(d). For purposes of the last proviso to the immediately preceding sentence, the term "Final Prospectus" shall not be deemed to include the documents incorporated therein by reference, and no Underwriter shall be obligated to send or give any supplement or amendment to any document incorporated by reference in the Basic Prospectus or any Interim Prospectus to any person other than a person to whom such Underwriter had delivered such incorporated document or documents in response to a written request therefor.

The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any such indemnified party.

          (b) The Selling Stockholder shall indemnify and hold harmless each Underwriter, its directors, officers and employees, each person, if any, who controls any Underwriter within the meaning of the Securities Act, the Company, its directors, officers and employees and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which any such indemnified party may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, including any amount paid in settlement of any litigation commenced or threatened, insofar as such loss, claim, damage, liability or action arises out of, or is based upon,
(i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or in any amendment thereof, or in any Interim Prospectus, the Basic Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, (ii) the omission or alleged omission to state in the Registration Statement, as originally filed or in any amendment thereof, or in any Interim Prospectus, the Basic Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto any material fact required to be stated therein or necessary to make the statements therein not misleading, but in the case of clauses (i) and (ii) only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the written information furnished to the Company by or on behalf of the Selling Stockholder specifically for inclusion therein and described in Section 11(g), or (iii) any violation or alleged violation by the Selling Stockholder of the Securities Act, any blue sky laws, securities laws or other applicable laws of any state or country in which the Stock is offered and relating to action or inaction required of the Selling Stockholder in connection with such offering, and shall reimburse each indemnified party promptly upon demand for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that as to the Basic Prospectus or any Interim Prospectus this Section 11(b) shall not inure to the benefit of any Underwriter, its directors, officers or employees or any person controlling that Underwriter on account of any loss, claim, damage, liability or action arising from the sale of Stock to any person by that Underwriter if that Underwriter failed to send or give a copy of the Final Prospectus, as the same may be amended or supplemented, to that person within the time required by the Securities Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in the Basic Prospectus or any Interim Prospectus, as the case may be, was corrected in the Final Prospectus. If such failure resulted from non-compliance by the Company with Section 6(d), the Company shall indemnify such Underwriter, its directors, officers and employees and any person controlling such Underwriter on account of any such loss, claim, damage, liability or action.
For purposes of the proviso to the second preceding sentence, the term "Final Prospectus" shall not be deemed to include the documents incorporated therein by reference, and no Underwriter shall be obligated to send or give any supplement or amendment to any document incorporated by reference in the Basic Prospectus or any Interim Prospectus to any person other than a person to whom such Underwriter had delivered such incorporated document or documents in response to a written request therefor. The foregoing indemnity agreement is in addition to any liability which the Selling Stockholder may otherwise have to any such indemnified party.

          (c) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, its directors, officers and employees, each person, if any, who controls the Company within the meaning of the Securities Act, the Selling Stockholder, its directors, officers and employees and each person, if any, who controls the Selling Stockholder within the meaning of the Securities Act from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which any such indemnified party may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, including any amount paid in settlement of any litigation commenced or threatened, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained
(A) in the Registration Statement, as originally filed or in any amendment thereof, or in any Interim Prospectus, the Basic Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in the Registration Statement, as originally filed or in any amendment thereof, or in any Interim Prospectus, the Basic Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto any material fact required to be stated therein or necessary to make the statements therein not misleading, but in the case of clauses (i) and (ii) only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the written information furnished to the Company through the Representatives by or on behalf of that Underwriter specifically for inclusion therein and described in Section 11(f), and shall reimburse any such indemnified party promptly upon demand for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability of action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to any such indemnified party.

          (d) Promptly after receipt by an indemnified party under this Section 11 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 11, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 11 except to the extent it has been materially prejudiced by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 11. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similar notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 11 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties, which firm shall be designated in writing by the Representatives, if the indemnified parties under this Section 11 consist of any Underwriter or any of their respective officers, employees or controlling persons, or by the Company, if the indemnified parties under this Section 11 consist of the Company or any of the Company's directors, officers, employees or controlling persons or by the Selling Stockholder, if the indemnified parties under this Section 11 consist of the Company or any of the Selling Stockholder's directors, officers, employees or controlling persons; provided, however, that the Underwriters and the Selling Stockholder shall each have the right at the indemnifying party's expense to employ separate counsel to represent them and their respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be subject under this
Section 11 if, in the reasonable judgment of the Representatives or the Selling Stockholder, as the case may be, it is advisable for the Underwriters or the Selling Stockholder, as the case may be, and their respective directors, officers, employees and controlling persons to be jointly represented by separate counsel (it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Underwriters or the Selling Stockholder, as the case may be, and their respective directors, officers, employees and controlling persons, which firm shall be designated in writing by the Representatives or the Selling Stockholder, as the case may be). Each indemnified party, as a condition of the indemnity agreements contained in Sections 11(a), 11(b) and 11(c), shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss of liability by reason of such settlement or judgment.

          (e) If the indemnification provided for in this Section 11 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 11(a), 11(b) or 11(c) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party or parties on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the indemnifying party on the one hand or the indemnified party or parties on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission, but not by reference to the Selling Stockholder's or any other indemnified party's stock ownership in the Company. The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 11(e) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 11(e) shall be deemed to include, for purposes of this Section 11(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 11(e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Stock underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 12(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 11(e) are several in proportion to their respective underwriting obligations and not joint.

          (f) The Underwriters severally confirm that the statements with respect to the public offering of the Stock set forth in the last paragraph on the cover page of, and under the caption "Underwriting" in, the Final Prospectus are correct and constitute the only information furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Final Prospectus.

          (g) The Selling Stockholder confirms that the statements with respect to the public offering of the Stock set forth under the caption "Selling Stockholder" in the Final Prospectus are correct and constitute the only information furnished in writing to the Company by or on behalf of the Selling Stockholder specifically for inclusion in the Registration Statement and the Final Prospectus.

          12. Default by an Underwriter. If, on either Delivery Date, any one or more Underwriters shall fail to purchase and pay for all of the Stock agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the number of shares of Firm Stock set forth opposite their names in Schedule II hereto bear to the aggregate number of shares of Firm Stock set opposite the names of the remaining Underwriters) the Stock which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date; provided, however, that in the event that the aggregate number of shares of Stock which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date shall exceed 10% of the aggregate number of shares of the Stock, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Stock, and if such non-defaulting Underwriters do not purchase all the Stock, this Agreement (or, with respect to the Second Delivery Date, the obligation of the Underwriters to purchase, and of the Selling Stockholder to sell, the Option Stock) will terminate without liability to any non-defaulting Underwriters, the Company or the Selling Stockholder. In the event of a default by any Underwriter as set forth in this Section 12, the particular Delivery Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing herein contained shall relieve any defaulting Underwriter of its liability, if any, to the Company, the Selling Stockholder and any non-defaulting Underwriter for damages occasioned by its default hereunder.

          13. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company and the Selling Stockholder at or prior to delivery of and payment for all the Firm Stock, if, prior to such time (i) any of the events described in Section 8(l) shall have occurred, (ii)(x) the Company or any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Final Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Final Prospectus or (y) since such date there shall have been any change in the capital stock, net capital or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise then as set forth or contemplated in the Final Prospectus, the effect of which, in any such case described in clause (x) or
(y), is, in the judgment of the Representatives, so material and adverse as to make it impractical or unadvisable to proceed with the public offering or delivery of the Stock in the terms and in the manner contemplated in the Final Prospectus, (iii) trading in securities generally on the NYSE or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (iv) a banking moratorium shall have been declared by federal or state authorities, (v) the United States becomes engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States, (vi) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Representatives, impractical or inadvisable to proceed with the public offering or delivery of the Stock on the terms and in the manner contemplated in the Final Prospectus or (viii) the Underwriters shall decline to purchase the Stock for any reason permitted under this Agreement.

          14. Representations and Indemnities to Survive Delivery. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers (as such officers), the Selling Stockholder or its officers (as such officers), and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, the Selling Stockholder or the Company or any of their respective officers or directors or any controlling person within the meaning of the Securities Act, or the Selling Stockholder, and will survive delivery of the payment for the Stock.

          15. Notices. All communications hereunder will be in writing, and, if sent to the Representatives will be mailed, delivered, telegraphed or telexed and confirmed to them, at the address specified in Schedule I hereto; if sent to the Company will be mailed, delivered, telegraphed or telexed and confirmed to it at 3 World Financial Center, New York, New York 10285,

Attention: Chief Financial Officer; or if sent to the Selling Stockholder will be mailed, delivered, telegraphed or telexed and confirmed to it at World Financial Center, American Express Tower, New York, New York 10285, Attention:
Chief Financial Officer.

          16. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their successors and, to the extent and only to the extent stated in Section 11 hereof, the officers and directors and controlling persons referred to in Section 11 hereof, and except as provided in
Section 11 hereof, no person other than the parties hereto and their respective successors will have any right or obligation hereunder.

          17. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Selling Stockholder and the several Underwriters.

                                       Very truly yours,


                                       LEHMAN BROTHERS HOLDINGS INC.


                                       By____________________________________
                                         Title:


                                       AMERICAN EXPRESS TRAVEL RELATED SERVICES
                                         COMPANY, INC.


                                       By____________________________________
                                         Title:

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.



LEHMAN BROTHERS INC.



By___________________________
  Title:



Acting on behalf of the Representatives named in Schedule I annexed hereto and the several
  Underwriters named in Schedule II annexed hereto.

                                   SCHEDULE I



Date of Underwriting Agreement:

Registration Statement No. 33-

Representative and Address:       Lehman Brothers Inc.
                                  3 World Financial Center
                                  New York, New York 10285

Description of Stock:

     Title:                       Cumulative Voting Preferred Stock,
                                  $1.00 par value per share
     Number of shares
          of Firm Stock:          ____________ shares
     Maximum number of shares
          of Option Stock:        ____________ shares
     Price per share:  $
     Price to public:
     Time of payment of
          dividends:              March 15, June 15, September 15 and December
                                  15 of each year, when, as and if declared by the Board of Directors or a duly authorized committee thereof out of assets legally available therefor

     Sinking fund provisions:     None
     Redemption provisions:       As set forth in the Final Prospectus
     Repayment provisions:        None
     Other provisions:            As set forth in the Final Prospectus


First Delivery Date, Time and Location:

     Date:
     Time:
     Location:

                                  SCHEDULE II

                                                               NUMBER OF
                                                               SHARES OF
                                                              FIRM STOCK
                                                                 TO BE
                         UNDERWRITERS                          PURCHASED
                         ------------                         -----------

Lehman Brothers Inc. .................................
Morgan Stanley & Co. Incorporated.....................

      Total...........................................